Exhibit 99.1
                                                                   ------------




                                                                  EXECUTION COPY



CREDIT SUISSE FIRST BOSTON       UBS LOAN FINANCE LLC         GENERAL ELECTRIC
  Eleven Madison Avenue        677 Washington Boulevard     CAPITAL CORPORATION
 New York, New York 10010      Stamford, Connecticut      2325 Lakeview Parkway,
                                       06901                      Suite 700
                                                             Alpharetta, Georgia
                                                                    30004

                               UBS SECURITIES LLC
                                299 Park Avenue
                            New York, New York 10171




                                                                   CONFIDENTIAL

                                                               January 28, 2005
American Lawyer Media, Inc.
345 Park Avenue South
New York, New York 10010

Attention:  Eric F. Lundberg, Vice President and Chief Financial Officer

With a copy to:

Wasserstein & Co., L.P.
1301 Avenue of the Americas
New York, New York  10019

Attention:  Anup Bagaria, Vice Chairman

                          AMERICAN LAWYER MEDIA, INC.
                          ---------------------------
            $266,000,000 First Lien Senior Secured Credit Facilities
            --------------------------------------------------------
           $78,500,000 Second Lien Senior Secured Term Loan Facility
           ---------------------------------------------------------
                               Commitment Letter
                               -----------------


Ladies and Gentlemen:

         You have advised Credit Suisse First Boston (together with its affiliates, "CSFB"), UBS Loan Finance LLC ("UBS"), UBS Securities LLC ("UBSS" and, together with CSFB, the "ARRANGERS") and General Electric Capital Corporation ("GE" and, together with the Arrangers and UBS, the "INITIAL LENDERS", "WE" or "US") that American Lawyer Media, Inc. (the "COMPANY") intends to establish the credit facilities described below in connection with the proposed Transactions (such term and each other capitalized term used but not defined herein having the meaning assigned to such term in the Summary of Principal Terms and Conditions attached hereto as Exhibit A (the "FIRST LIEN TERM SHEET") and the Summary of Principal Terms and Conditions attached hereto as Exhibit B (the "SECOND LIEN TERM SHEET" and, together with the First Lien Term Sheet, the "TERM SHEETS")). You have further advised us that, in connection therewith, (a) the Company will obtain the first priority senior secured credit facilities (the "FIRST LIEN FACILITIES") described in the First Lien Term Sheet, in an aggregate principal amount of



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                                                                              2

$266,000,000, consisting of (i) a first priority senior secured term loan facility in an aggregate principal amount of up to $196,000,000 (the "FIRST LIEN TERM LOAN") and (ii) a first priority senior secured revolving loan facility in an aggregate principal amount of up to $70,000,000 (the "REVOLVING FACILITY"), (b) the Company will obtain the second priority senior secured term loan facility (the "SECOND LIEN FACILITY" and, together with the First Lien Facilities, the "FACILITIES") described in the Second Lien Term Sheet, in an aggregate principal amount of $78,500,000 and (c) Holdings will issue senior unsecured notes (the "HOLDCO NOTES") in an aggregate initial principal amount of up to $27,300,000 (such amount to be reduced on a dollar-for-dollar basis to the extent that the actual costs and expenses incurred in connection with the proposed Transactions are less than $15,000,000) in a Rule 144A or other private placement.

         In connection with the foregoing, each of CSFB, UBS and GE is pleased to advise you of its several commitment to provide (i) in the case of CSFB, up to $15,000,000 of the principal amount of the Revolving Facility, up to $78,400,000 of the principal amount of the First Lien Term Loan and up to $31,400,000 of the principal amount of the Second Lien Facility, (ii) in the case of UBS, up to $15,000,000 of the principal amount of the Revolving Facility, up to $78,400,000 of the principal amount of the First Lien Term Loan and up to $31,400,000 of the principal amount of the Second Lien Facility and
(iii) in the case of GE, up to $40,000,000 of the principal amount of the Revolving Facility, up to $39,200,000 of the principal amount of the First Lien Term Loan and up to $15,700,000 of the principal amount of the Second Lien Facility, in each case upon the terms and subject to the conditions set forth or referred to in this commitment letter (including the Term Sheets and other attachments hereto, this "COMMITMENT LETTER"). The commitments of CSFB, UBS and GE, and all other obligations thereof under this Commitment Letter, are several and not joint.

         You hereby appoint the Arrangers to act, and the Arrangers hereby agree to act, as exclusive joint bookrunners, joint lead arrangers and co-syndication agents for the Facilities. You also hereby appoint GE to act, and GE hereby agrees to act, as administrative agent and collateral agent for the Facilities. Each of the Arrangers and GE, in such capacities, will perform the duties and exercise the authority customarily performed and exercised by it in such roles. You agree that CSFB will have "left" placement (and that UBSS will be placed immediately following CSFB) in any and all marketing materials or other documentation used in connection with the Facilities. You further agree that no other titles will be awarded and no compensation (other than that expressly contemplated by this Commitment Letter and the Fee Letter referred to below) will be paid in connection with the Facilities unless you and we shall so agree.

         We reserve the right, prior to or after the execution of definitive documentation for the Facilities, to syndicate all or a portion of our commitments hereunder to a group of banks, financial institutions and other institutional lenders (together with the Initial Lenders, the "LENDERS") identified by us in consultation with you. We intend to commence syndication efforts promptly upon the execution of this Commitment Letter, and you agree actively to assist us in completing a satisfactory syndication, provided that, without limiting the other terms and provisions hereof and of the Fee Letter (including clause (g) of the seventh paragraph hereof), it is understood that our commitments hereunder are not subject to the completion of the syndication of the Facilities. Such assistance shall include (a) your using commercially reasonable efforts to ensure that any syndication efforts benefit materially from your existing lending and investment banking relationships and the existing lending and investment banking relationships of Holdings and the Company, (b) direct contact between senior management, representatives and advisors of the Company (and your using commercially reasonable efforts to

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                                                                              3


cause direct contact between senior management, representatives and advisors of Holdings) and the proposed Lenders, in each case, at reasonable times and with reasonable notice, (c) assistance by the Company (and your using commercially reasonable efforts to cause assistance by Holdings) in the preparation of a Confidential Information Memorandum for each of the Facilities and other marketing materials to be used in connection with the syndications, (d) your providing or your using commercially reasonable efforts to cause to be provided a detailed business plan or projections of Holdings and its subsidiaries for the years 2005 through 2011 and for the quarters beginning with the first fiscal quarter of 2005 and through the fourth fiscal quarter of 2006, in form and substance reasonably satisfactory to the Initial Lenders, (e) prior to the launch of the syndications, the obtaining of ratings for each of the Facilities from each of Standard & Poor's Ratings Service ("S&P") and Moody's Investors Service, Inc. ("MOODY'S") and (f) the hosting, with the Initial Lenders, of one or more meetings of prospective Lenders, in each case, at reasonable times and with reasonable notice. You agree, at the request of the Initial Lenders, to assist in the preparation of a version of the Confidential Information Memorandum and other marketing materials and presentations to be used in connection with the syndication of the Facilities, consisting exclusively of information and documentation that is either (i) publicly available (or contained in the prospectus or other offering memorandum for the Holdco Notes) or (ii) not material with respect to Holdings, the Company or their respective subsidiaries or any of their respective securities for purposes of United States Federal and state securities laws (all such information and documentation being "PUBLIC INFORMATION"). Any information and documentation that is not Public Information is referred to herein as "PRIVATE INFORMATION".

         The Initial Lenders will manage all aspects of any syndication in consultation with you, including decisions as to the selection of institutions to be approached and when they will be approached, when their commitments will be accepted, which institutions will participate, the allocation of the commitments among the Lenders and the amount and distribution of fees among the Lenders. To assist the Initial Lenders in their syndication efforts, you agree promptly to prepare and provide to the Initial Lenders all information with respect to Holdings, the Company and their respective subsidiaries, the Transactions and the other transactions contemplated hereby, including all financial information and projections (the "PROJECTIONS"), in each case as we may reasonably request. You hereby represent and covenant (and it shall be a condition to our commitment and agreement hereunder) that (a) all information other than the Projections (the "INFORMATION") that has been or will be made available to the Initial Lenders by you or any of your representatives is or will be, when furnished, and taken as a whole, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the most recent Projections that have been or will be made available to the Initial Lenders by you or any of your representatives have been or will be prepared in good faith based upon assumptions that are reasonable at the time made and at the time such Projections are made available to the Initial Lenders (it being understood that projections by their nature are inherently uncertain and that actual results may differ and such variations may be material). You agree that if at any time prior to the closing of the Facilities any of the representations in the preceding sentence would be incorrect if the Information and Projections were being furnished, and such representations were being made, at such time, then you will promptly supplement the Information and the Projections so that such representations will be correct under those circumstances. In arranging and syndicating the Facilities, we will be entitled to use and rely primarily on the Information and the Projections without responsibility for independent verification thereof.


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                                                                              4


         As consideration for each of CSFB's UBS' and GE's commitment hereunder and the Initial Lenders' agreement to perform the services described herein, you agree to pay to the Initial Lenders the fees set forth in this Commitment Letter and in the fee letter dated the date hereof and delivered herewith with respect to the Facilities (the "FEE LETTER").

         Each of CSFB's UBS' and GE's commitment hereunder and each Initial Lender's agreement to perform the services described herein are subject to (a) our completion of, and our satisfaction in all respects with the results of, our environmental due diligence investigation of Holdings, the Company and their respective subsidiaries, the Transactions and the other transactions contemplated hereby, (b) our not having discovered or otherwise become aware of any information not previously disclosed to us that we believe to be inconsistent in a material and adverse manner with our understanding, based on the information provided to us prior to the date hereof, of the business, assets, liabilities, operations, financial condition or operating results of the Company and its subsidiaries, taken as a whole, (c) there not having occurred any event, change or condition since December 31, 2003 (the date of the most recent audited financial statements of the Company delivered to the Initial Lenders as of the date hereof) that, individually or in the aggregate, has had, or could reasonably be expected to have, a material adverse effect on the business, assets, liabilities, operations, financial condition or operating results of the Company and its subsidiaries, taken as a whole, (d) the absence of a material disruption or material adverse change in financial, banking or capital markets generally, or in the market for new issuances of leveraged loans in particular, in each case that, in the Initial Lenders' judgment, could reasonably be expected to impair the syndication of the Facilities, (e) our satisfaction that, during the period beginning on the date hereof and ending on the completion of a Successful Syndication (as defined in the Fee Letter) of the Facilities, there shall be no other issues of debt securities or commercial bank or other credit facilities of Holdings, the Company or their respective subsidiaries being offered, placed or arranged (other than the Holdco Notes),
(f) the negotiation, execution and delivery of definitive documentation with respect to the Facilities reasonably satisfactory to the Initial Lenders and their counsel, (g) the Initial Lenders having been afforded a period of at least 25 consecutive days following the launch of the general syndication of the Facilities and immediately prior to the Closing Date to syndicate the Facilities, (h) your compliance with the terms of this Commitment Letter and the Fee Letter, and (i) the other specific conditions set forth or referred to in the Term Sheets and the other exhibits hereto.

         You agree (a) to indemnify and hold harmless each of the Initial Lenders and their respective affiliates and their respective officers, directors, employees, agents, advisors, controlling persons, members and successors (each, an "INDEMNIFIED PERSON") from and against any and all losses, claims, damages, liabilities and reasonable out-of-pocket expenses, joint or several, to which any such Indemnified Person may become subject arising out of or in connection with this Commitment Letter, the Fee Letter, the Transactions, the Facilities or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any such Indemnified Person is a party thereto, and to reimburse each such Indemnified Person upon demand for any reasonable legal or other reasonable out-of-pocket expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or reasonable out-of-pocket expenses to the extent they are found in a final, non-appealable judgment of a court of competent jurisdiction to have resulted primarily from the willful misconduct or gross negligence of such Indemnified Person, and (b) to reimburse the Initial Lenders from time to time, upon presentation of a summary statement, for all reasonable out-of-pocket expenses (including but not limited to reasonable expenses of the Initial Lenders' due

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                                                                              5


diligence investigation, syndication expenses, travel expenses and reasonable fees, disbursements and other charges of counsel), in each case incurred in connection with the Facilities and the preparation of this Commitment Letter, the Fee Letter, the definitive documentation for the Facilities and any security arrangements in connection therewith. Notwithstanding any other provision of this Commitment Letter, no Indemnified Person shall be liable for any damages arising from the unauthorized use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems and no Indemnified Person or other party hereto shall be liable for any indirect, special, punitive or consequential damages in connection with its activities related to the Facilities.

         You acknowledge that the Initial Lenders and their respective affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you may have conflicting interests regarding the transactions described herein and otherwise. Neither we nor any of our affiliates will use confidential information obtained from Holdings, the Company, the Sponsor and your and their respective affiliates, representatives and advisors by virtue of the transactions contemplated by this Commitment Letter or our other relationships with Holdings, the Company, the Sponsor and your and their respective affiliates, representatives and advisors in connection with the performance by us of services for other companies, and we will not furnish any such information to other companies, and we will treat any non-public information relating to Holdings, the Company and the Sponsor that is identified by you as confidential with the same degree of care as we treat confidential information of other borrowers under similar credit facilities; provided, that the foregoing confidentiality agreement shall not apply to (i) the disclosure of information to prospective Lenders in connection with the syndication of the Facilities or to prospective purchasers in connection with the sale of the Holdco Notes, (ii) information previously known to us or provided to us by a source other than Holdings, the Company or the Sponsor or your or their respective affiliates, representatives or advisors and (iii) any information we are required to disclose pursuant to applicable law or compulsory legal process. You also acknowledge that neither we nor any of our affiliates has any obligation to use in connection with the transactions contemplated by this Commitment Letter, or to furnish to you, confidential information obtained by us from other companies.

         This Commitment Letter shall not be assignable by you without the prior written consent of the Initial Lenders (and any attempted assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto (and Indemnified Persons), is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto (and Indemnified Persons) and is not intended to create a fiduciary relationship between the parties hereto. Each Initial Lender may assign its commitment hereunder to any of its affiliates. Any and all obligations of, and services to be provided by, any Initial Lender hereunder (including, without limitation, the commitment of CSFB, UBS and GE) may be performed and any and all rights of such Initial Lender hereunder may be exercised by or through any of its affiliates or branches. This Commitment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by the Initial Lenders and you. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter and the Fee Letter supersede all prior understandings, whether written or oral, between us with respect to the Facilities. THIS COMMITMENT LETTER SHALL BE

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                                                                              6


GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

         Each of the parties hereto hereby irrevocably and unconditionally (a) submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Commitment Letter, the Fee Letter or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Commitment Letter, the Fee Letter or the transactions contemplated hereby or thereby in any New York State court or in any such Federal court and (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter nor the Fee Letter nor any of their terms or substance shall be disclosed, directly or indirectly, to any other person without our prior written consent, except (a) to the Sponsor and your and its officers, directors, employees, attorneys, accountants and advisors on a confidential and need-to-know basis or (b) as required by applicable law or compulsory legal process (in which case you agree to inform us promptly thereof); provided that you may disclose this Commitment Letter and the contents hereof (but not the Fee Letter or the contents thereof) (i) in any prospectus or other offering memorandum relating to the Holdco Notes or (ii) in the tender offer materials relating to the tender offer for the Existing Company Notes or the Existing Holdco Notes.

         Notwithstanding anything herein to the contrary, the Company (and any employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Commitment Letter and the Fee Letter and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure, except that (i) tax treatment and tax structure shall not include the identity of any existing or future party (or any affiliate of such party) to this Commitment Letter or the Fee Letter, and (ii) the Company shall not disclose any information relating to such tax treatment and tax structure to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws. For this purpose, the tax treatment of the transactions contemplated by this Commitment Letter and the Fee Letter is the purported or claimed U.S. federal income tax treatment of such transactions and the tax structure of such transactions is any fact that may be relevant to understanding the purported or claimed U.S. federal income tax treatment of such transactions.

         The indemnification (and related reimbursement provisions) and confidentiality provisions contained herein and in the Fee Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or any of CSFB's, UBS' or GE's commitment hereunder.

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                                                                              7


         EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS COMMITMENT LETTER OR THE PERFORMANCE OF SERVICES HEREUNDER.

         The Initial Lenders hereby notify you that pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the "PATRIOT ACT"), each Initial Lender and each Lender is required to obtain, verify and record information that identifies the Company, which information includes the name, address, tax identification number and other information regarding the Company that will allow the Initial Lenders or such Lender to identify the Company in accordance with the Patriot Act. This notice is given in accordance with the requirements of the Patriot Act and is effective as to each Initial Lender and each Lender.

         If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms of this Commitment Letter and of the Fee Letter by returning to us executed counterparts hereof and of the Fee Letter not later than 5:00 p.m., New York City time, on January 28, 2005. Each of CSFB's, UBS' and GE's commitment hereunder and the Initial Lenders' agreements contained herein will expire at such time in the event that the Initial Lenders have not received such executed counterparts in accordance with the immediately preceding sentence. In the event that the initial borrowing in respect of the Facilities does not occur on or before March 31, 2005, then this Commitment Letter and each Initial Lenders commitment and the Initial Lenders' undertakings hereunder shall automatically terminate unless the Initial Lenders shall, in their discretion, agree to an extension.

               [Remainder of this page intentionally left blank]



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                                                                              8


         We are pleased to have been given the opportunity to assist you in connection with the financing for the Transactions.

                                     Very truly yours,

                                     CREDIT SUISSE FIRST BOSTON,
                                     acting through its Cayman Islands Branch



                                     By  /s/ Lauri Sivaslian
                                         -----------------------------------
                                         Name:   Lauri Sivaslian
                                         Title:  Managing Director



                                     By  /s/ Thomas S. Hall
                                         -----------------------------------
                                         Name:   Thomas S. Hall
                                         Title:  Vice President



                                     UBS LOAN FINANCE LLC


                                     By  /s/ Thomas J.W. Archie
                                         -----------------------------------
                                         Name:   Thomas J.W. Archie
                                         Title:  Director


                                     By  /s/ Oliver O. Trumbo III
                                         -----------------------------------
                                         Name:   Oliver O. Trumbo III
                                         Title:  Director


                                     UBS SECURITIES LLC


                                     By  /s/ Thomas J.W. Archie
                                         -----------------------------------
                                         Name:   Thomas J.W. Archie
                                         Title:  Director


                                     By /s/ Oliver O. Trumbo III
                                         -----------------------------------
                                         Name:   Oliver O. Trumbo III
                                         Title:  Director

                                     GENERAL ELECTRIC CAPITAL CORPORATION



                                     By  /s/ C. Fielder Shurling
                                         -----------------------------------
                                         Name:   C. Fielder Shurling, CFA
                                         Title:  Duly Authorized Signatory




Accepted and agreed to as of
the date first above written:

AMERICAN LAWYER MEDIA, INC.


By /s/ Allison C. Hoffman
   ------------------------------
   Name:   Allison C. Hoffman
   Title:  Vice President - General Counsel
           American Lawyer Media, Inc.

CONFIDENTIAL
                                                                      EXHIBIT A

                          AMERICAN LAWYER MEDIA, INC.
                          ---------------------------
            $266,000,000 First Lien Senior Secured Credit Facilities
            --------------------------------------------------------
                  Summary of Principal Terms and Conditions(1)
                  ------------------------------------------



Company:                           American Lawyer Media, Inc., a Delaware
-------                            corporation (the "COMPANY"), all of the
                                   outstanding capital stock of which is owned by American Lawyer Media Holdings, Inc., a
                                   Delaware corporation ("HOLDINGS"), which is controlled by Wasserstein & Co., L.P. (the
                                   "SPONSOR").

Transactions:                      The Company and Holdings intend to (a)
------------                       refinance approximately $281,800,000 of
                                   existing debt (the "REFINANCING"), including
                                   (i) the repayment in full and cancellation of the Company's existing revolving credit facility in the amount of approximately
                                   $26,500,000 (and the release of all liens and guarantees granted thereunder) in a manner satisfactory to the Arrangers and the Agent,
                                   (ii) the redemption or defeasance in full of the Company's $175,000,000 9.75% senior notes due 2007 (the "EXISTING COMPANY NOTES") in a manner satisfactory to the Arrangers and the Agent and (iii) the redemption or defeasance in full of Holdings' $80,260,705 12.25%
                                   discount notes due 2008 (the "EXISTING HOLDCO
                                   NOTES") in a manner satisfactory to the
                                   Arrangers and the Agent and (b) consummate a proposed acquisition for consideration in the form of additional preferred stock of Holdings satisfactory to the Arrangers and the Agent (the "HOLDCO PREFERRED") (such acquisition described in this clause (b), the "ACQUISITION"). In connection with the foregoing, (a) the Company will obtain the senior secured first lien credit facilities described below under the caption
                                   "Facilities", (b) the Company will borrow up to $78,500,000 of second priority term loans under a senior secured second lien term loan facility (the "SECOND LIEN FACILITY"), (c)
                                   Holdings will issue senior unsecured notes
                                   (the "HOLDCO NOTES") in an aggregate initial principal amount of up to $27,300,000 (such amount to be reduced on a dollar-for-dollar basis to the extent that the actual costs and

______________________

(1) All capitalized terms used but not defined herein have the meaning given to them in the Commitment Letter to which this term sheet is attached.

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                                                                               2


                                   expenses incurred in connection with the proposed Transactions are less than $15,000,000) in a Rule 144A or other private placement and (d) fees and expenses incurred in connection with the foregoing in an aggregate amount not to exceed approximately $15,000,000 (the "TRANSACTION COSTS") will be paid. The transactions described in this paragraph are collectively referred to herein as the "TRANSACTIONS".

Sources and Uses:                  The approximate sources and uses of the funds
----------------                   necessary to consummate the Transactions are
                                   set forth in Exhibit C to the Commitment
                                   Letter.

Agent:                             General Electric Capital Corporation ("GE"),
-----                              will act as sole and exclusive administrative
                                   agent and collateral agent (collectively, the "AGENT") for a syndicate of banks, financial institutions and other institutional lenders
                                   (together with CSFB, UBS and GE, the
                                   "LENDERS"), and will perform the duties
                                   customarily associated with such roles.

Joint Bookrunners and Joint Lead   Credit Suisse First Boston, acting through
--------------------------------   one or more of its branches or affiliates
Arrangers:                         ("CSFB"), and UBS Securities LLC ("UBSS" and,
---------                          together with CSFB, the "ARRANGERS") will act
                                   as joint bookrunners and joint lead arrangers for the First Lien Facilities, and will perform the duties customarily associated with such roles.

Co-Syndication Agents:             CSFB and UBSS (together in such capacities,
---------------------              the "CO-SYNDICATION AGENTS").

Documentation Agent:               A financial institution (or two financial
-------------------                institutions) chosen by the Company and
                                   reasonably acceptable to the Arrangers and the Agent (the "DOCUMENTATION AGENT").

Facilities:               (A)      A first priority senior secured term loan
----------                         facility in an aggregate principal amount of
                                   $196,000,000 (the "FIRST LIEN TERM LOAN
                                   FACILITY"), up to $87,500,000 in aggregate principal amount of which will be available in the form of a delayed draw term loan as described under "Availability" below.

                          (B) A first priority senior secured revolving credit facility in an aggregate principal amount of $70,000,000 (the "REVOLVING FACILITY" and, together with the First Lien Term Loan Facility, the "FIRST LIEN FACILITIES"), of which up to $10,000,000 will be available in the form of letters of credit.

                                   In connection with the Revolving Facility, the Agent (in such capacity, the "SWINGLINE LENDER") will make available to the Company a swingline facility under which the Company may make short-term borrowings on same day notice (prior to 1:00 p.m. New York City time) of up to $7,000,000. Except for purposes of calculating the Commitment Fee described below, any such swingline borrowings will reduce availability under the Revolving Facility on a dollar-for-dollar basis. Each Lender under the Revolving Facility shall, promptly upon request by the Swingline Lender, fund to the Swingline Lender its pro rata share of any swingline borrowings.

Purpose:                  (A)      The proceeds of the First Lien Term Loan
-------                            Facility will be used by the Company, on the
                                   date of the initial borrowing under the First
                                   Lien Facilities (the "CLOSING DATE"),
                                   together with the proceeds of the Second Lien
                                   Facility and the Holdco Notes, (a) to
                                   consummate the Refinancing (it being
                                   understood that the Existing Company Notes not tendered prior to the Closing Date shall be redeemed within 45 days after the Closing
                                   Date) and (b) to pay the Transaction Costs.
                                   The proceeds of the Delayed Draw Term Loan
                                   (as defined below) will be used by the
                                   Company to consummate the redemption of the Existing Company Notes that are not tendered prior to the Closing Date.

                          (B) The proceeds of loans under the Revolving Facility will be used by the Company solely for general corporate purposes and Permitted Acquisitions (to be defined).

                          (C) Letters of credit will be used solely to support payment obligations incurred in the ordinary course of business by the Company and its subsidiaries.

Availability:             (A)      $108,500,000 in aggregate principal amount
------------                       of the First Lien Term Loan Facility must be
                                   drawn in a single drawing on the Closing
                                   Date. Up to $87,500,000 in aggregate
                                   principal amount of the First Lien Term Loan
                                   Facility will be available to be drawn in a single drawing within 45 days of the Closing
                                   Date (such portion of the First Lien Term
                                   Loan Facility, the "DELAYED DRAW TERM LOAN").
                                   Amounts borrowed under the First Lien Term
                                   Loan Facility that are repaid or prepaid may not be reborrowed.

                          (B) Loans under the Revolving Facility may be made on the Closing Date in an aggregate amount to be agreed (it being understood that letters of credit in an aggregate amount of approximately $4,000,000 will be outstanding under the Revolving Facility on the Closing
                                   Date). Thereafter, loans under the Revolving
                                   Facility will be available at any time prior to the final maturity of the Revolving Facility, in minimum principal amounts to be agreed upon. Amounts repaid under the Revolving Facility may be reborrowed.

Interest Rates and Fees:           As set forth on Annex I hereto.
-----------------------

Default Rate:                      The applicable interest rate plus 2.0% per
------------                       annum.

Letters of Credit:                 Letters of credit under the Revolving
-----------------                  Facility will be issued by the Agent or
                                   another Lender acceptable to the Company and the Agent (the "ISSUING BANK"). Each letter of credit shall expire not later than the earlier of (a) 12 months after its date of issuance and (b) the fifth business day prior to the final maturity of the Revolving
                                   Facility; provided, however, that any letter of credit may provide for renewal thereof for additional periods of up to 12 months (which in no event shall extend beyond the date referred to in clause (b) above).

                                   Drawings under any letter of credit shall be reimbursed by the Company on the same business day, if the Company shall receive notice thereof no later than 11:00 a.m. (New York City time) on such day (or within one business day, if such notice shall have been given after 11:00 a.m. (New York City time)). To the extent that the Company does not reimburse the Issuing Bank on the same business day (or next business day, as applicable), the Lenders under the Revolving Facility shall be irrevocably obligated to reimburse the Issuing Bank pro rata based upon their respective Revolving Facility commitments.

                                   The issuance of all letters of credit shall be subject to the customary procedures of the Issuing Bank.

Final Maturity            (A)      First Lien Term Loan Facility
--------------                     -----------------------------
and Amortization:                  The First Lien Term Loan Facility will
----------------                   mature on the date that is five years after
                                   the Closing Date, and will amortize in
                                   quarterly installments in an amount equal to 0.25% of the original principal amount of the First Lien Term Loan Facility beginning with the fiscal quarter ending June 30, 2005, with the balance payable upon the maturity of the First Lien Term Loan Facility.

                          (B)      Revolving Facility
                                   ------------------
                                   The Revolving Facility will mature and the commitments thereunder will terminate on the date that is five years after the Closing Date.

Guarantees:                        All obligations of the Company under the
----------                         First Lien Facilities and under any interest
                                   rate protection or other hedging arrangements entered into with the Agent, the Arrangers, a Lender or any affiliate of the foregoing
                                   ("HEDGING ARRANGEMENTS") will be
                                   unconditionally guaranteed (the "GUARANTEES") by Holdings and by each existing and subsequently acquired or organized domestic and foreign subsidiary of the Company (other than certain Excluded Foreign Subsidiaries to be defined) (the "SubsIDIARY GUARANTORS").

Security:                          The First Lien Facilities, the Guarantees
--------                           and any Hedging Arrangements will be secured
                                   by substantially all the assets of Holdings, the Company and each Subsidiary Guarantor
                                   (collectively, the "COLLATERAL"), including but not limited to: (a) a perfected first-priority pledge of all the capital stock of the Company, (b) a perfected first-priority pledge of all the capital stock held by Holdings, the Company or any Subsidiary Guarantor (which pledge, in the case of any foreign subsidiary, shall be limited to 100% of the non-voting stock (if any) and 65% of the voting stock of such foreign subsidiary to the extent that such foreign subsidiary is an Excluded Foreign
                                   Subsidiary to be defined) and (c) perfected first-priority security interests
                                   (including fee mortgages) in
                                   substantially all tangible and intangible assets of Holdings, the Company and each Subsidiary Guarantor (including but not limited to accounts receivable, inventory, equipment, general intangibles, investment property, intellectual property, real property, cash, deposit and securities accounts, commercial tort claims, letter of credit rights, intercompany notes and proceeds of the foregoing), except in each case for those assets as to which the Arrangers and the Agent shall determine that the costs of obtaining such security interests are excessive in relation to the value of the security to be afforded thereby.

                                   All the above-described pledges and security interests shall be created on terms, and pursuant to documentation, reasonably satisfactory to the Agent, the Arrangers and the Lenders, and, subject to limited exceptions to be agreed upon, none of the Collateral shall be subject to any other pledges or security interests, other than the second priority security interests in favor of the secured parties under the Second Lien Facility.

                                   The liens securing the Second Lien Facility will be second in priority to the liens securing the First Lien Facilities. The priority of the security interests in the Collateral and related creditors' rights will be set forth in intercreditor provisions included in the Collateral documents and reasonably acceptable to Holdings, the Company, the Agent, the Arrangers and the Lenders.

Mandatory Prepayments:             Loans under the First Lien Facilities shall
---------------------               be prepaid with (a) 50% of Excess Cash Flow
                                   (to be defined), with reductions to be agreed based upon achievement and maintenance of leverage ratios to be agreed, (b) 100% of the net cash proceeds of all asset sales or other dispositions of property by Holdings and its subsidiaries (including property and casualty insurance and condemnation proceeds) (subject to exceptions and reinvestment provisions to be agreed upon), (c) 100% of the net cash proceeds of issuances of debt obligations of Holdings and its subsidiaries (subject to exceptions to be agreed upon) and (d) 50%
                                   (or at any time that a default shall be
                                   continuing, 100%) of the net cash proceeds of issuances of equity securities of Holdings and its subsidiaries (subject to exceptions to be agreed. including issuances of equity by Holdings and its subsidiaries to the Sponsor or its affiliates), with reductions to be agreed based upon achievement and maintenance of leverage ratios to be agreed.

                                   The above-described mandatory prepayments shall be applied pro rata to the remaining amortization payments under the First Lien Term Loan Facility. Each Lender under the First Lien Term Loan Facility shall have the right to decline any mandatory prepayment of its Loans, in which case the amount of such prepayment that is declined shall be re-offered to the other Lenders under the First Lien Term Loan Facility which shall have accepted such payment and, if further declined, such amount shall be applied as set forth below. When there are no longer outstanding Loans under the First Lien Term Loan Facility, or to the extent that any mandatory prepayment is declined as set forth above, such prepayments will be applied first, to prepay outstanding Loans under the Revolving Facility; second, to cash collateralize outstanding letters of credit, in each case, with a corresponding permanent reduction of commitments under the Revolving Facility; and third to prepay outstanding loans under the Second Lien Facility. Each Lender under the Second Lien Facility shall have the right to decline any mandatory prepayment of its Loans, in which case the amount of such prepayment that is declined shall be re-offered to the other Lenders under the Second Lien Facility which shall have accepted such payment and, if further declined, such amount may be retained by the Company.

Voluntary Prepayments and          Voluntary reductions of the unutilized
-------------------------          portion of the commitments under the First
Reductions in Commitments:         Lien Facilities and prepayments of borrowings
-------------------------          thereunder will be permitted at any time, in
                                   minimum principal amounts to be agreed upon, without premium or penalty, subject to reimbursement of the Lenders' redeployment costs in the case of a prepayment of Adjusted
                                   LIBOR borrowings other than on the last day of the relevant interest period. All voluntary prepayments of the First Lien Term
                                   Loan Facility will be applied pro rata to the remaining amortization payments under the
                                   First Lien Term Loan Facility.

Representations and Warranties:    Usual for facilities and transactions of
------------------------------     this type (including customary carveouts,
                                   qualifications and other exceptions to be agreed) and others to be reasonably specified by the Agent and the Arrangers, including, without limitation, accuracy of financial statements and other information; no material adverse change;
                                   absence of material litigation; no violation of agreements or instruments; compliance with laws (including ERISA, margin regulations and environmental laws); payment of taxes;
                                   ownership of properties; inapplicability of the Investment Company Act and the Public
                                   Utility Holding Company Act; solvency;
                                   effectiveness of governmental approvals;
                                   labor matters; environmental and other
                                   regulatory matters; and validity, priority and perfection of security interests in the Collateral.

Conditions Precedent to Initial    Usual for facilities and transactions of
-------------------------------    this type, those specified below and others
Borrowing:                         to be reasonably specified by the Agent and
---------                          the Arrangers, including, without limitation,
                                   delivery of reasonably satisfactory legal opinions, corporate documents and officers' and public officials' certifications;
                                   first-priority perfected security interests in the Collateral (free and clear of all liens, other than the second priority security interests in favor of the Second
                                   Lien Facility and permitted liens to be
                                   agreed); execution of the Guarantees, which shall be in full force and effect; accuracy of representations and warranties in all material respects; absence of defaults, prepayment events or creation of liens under debt instruments or other agreements;
                                   evidence of authority; payment of fees and reasonable out-of-pocket expenses; and obtaining of reasonably satisfactory insurance.

                                   The initial borrowing under the First Lien
                                   Facilities will also be subject to the
                                   applicable conditions precedent set forth in Exhibit D to the Commitment Letter.

Conditions Precedent to all        Delivery of notice, accuracy of
---------------------------        representations and warranties in all
Borrowings:                        material respects and absence of defaults.
----------

Affirmative Covenants:             Usual for facilities and transactions of
---------------------              this type (including customary carveouts,
                                   qualifications and other exceptions to be agreed) and others to be reasonably specified by the Agent and the Arrangers (to be applicable to Holdings, the Company and its subsidiaries), including, without limitation, maintenance of corporate existence and rights; appropriate separateness covenants;
                                   performance of obligations; delivery of
                                   financial statements, other financial
                                   information and information required under the Patriot Act; delivery of notices of default, litigation, ERISA events and material adverse change; maintenance of properties in good working order; maintenance of satisfactory insurance; maintenance of a rating of the First Lien Facilities by each of S&P and Moody's; compliance with laws in all material respects; inspection of books and properties; hedging arrangements satisfactory to the Agent and the Arrangers;
                                   redemption of any Existing Company Notes not tendered prior to the Closing Date; further assurances; continued perfection of security interests in existing and subsequently acquired Collateral; and payment of taxes.

Negative Covenants:                Usual for facilities and transactions of
------------------                 this type (including customary carveouts,
                                   qualifications and other
                                   exceptions to be agreed) and others to be reasonably specified by the Agent and the Arrangers (to be applicable to Holdings, the Company and its subsidiaries), including, without limitation, limitations on dividends on, and redemptions and repurchases of, capital stock and other restricted payments;
                                   limitations on prepayments, redemptions and repurchases of debt (other than loans under the First Lien Facilities and the redemption of Existing Company Notes not tendered prior to the Closing Date); limitations on liens and sale-leaseback transactions;
                                   limitations on loans and investments;
                                   limitations on debt, guarantees and hedging arrangements; limitations on mergers, acquisitions (other than Permitted
                                   Acquisitions to be agreed) and asset sales;
                                   limitations on transactions with affiliates
                                   (other than in connection with the
                                   Acquisition); limitations on changes in
                                   business conducted by Holdings and its
                                   subsidiaries; limitations on restrictions on ability of subsidiaries to pay dividends or make distributions; restrictions on activities of Holdings except to the extent relating to the ownership of the capital stock of the Company; limitations on amendments of debt and other material agreements; and limitations on capital expenditures.

                                   The credit documentation for the First Lien
                                   Facilities shall permit the repurchase or redemption of up to $10,000,000 in aggregate principal amount of Holdco Notes, which amount shall be increased by 50% of annual net income for each fiscal year ending after the Closing Date beginning with the fiscal year ending December 31, 2005; provided that at the time of any such redemption or repurchase no default shall have occurred and be continuing and the Company shall have a ratio of First Lien Secured Debt to EBITDA to be agreed.

Selected Financial Covenants:      Usual for facilities and transactions of this
----------------------------        type (with financial definitions and levels
                                   to be agreed upon), including, without
                                   limitation: (a) maximum ratios of Total Debt of the Company to EBITDA (which shall initially be set at 7.5:1.0, with step-downs to be agreed); (b) maximum ratios of First
                                   Lien Secured Debt of the Company to EBITDA
                                   (which shall initially be set at 5.5:1.0, with step downs to be agreed); (c) minimum interest coverage ratios; and (d) minimum fixed charge coverage ratios.

Events of Default:                 Usual for facilities and transactions of this
-----------------                   type and others to be reasonably specified
                                   by the Agent and the Arrangers, including, without limitation, nonpayment of principal, interest or other amounts; violation of covenants; incorrectness of representations and warranties in any material respect when made or deemed made; cross default and cross acceleration; bankruptcy; material judgments;
                                   ERISA events; actual or asserted invalidity of guarantees or security documents; and Change of Control (to be defined), in each case subject to grace periods and thresholds to be agreed upon.

Voting:                            Amendments and waivers of the definitive
------                             credit documentation will require the
                                   approval of Lenders holding more than 50% of the aggregate amount of the loans and commitments under the First Lien Facilities
                                   (with certain amendments and waivers also requiring class votes), except that the consent of each affected Lender shall be required with respect to, among other things, (a) increases in the commitment of such Lender, (b) reductions of principal, interest or fees, (c) extensions of final maturity or scheduled
                                   amortization and (d) releases of guarantors
                                   (other than in connection with permitted asset sales) or all or substantially all of the Collateral.

Cost and Yield Protection:         Usual for facilities and transactions of
-------------------------           this type.

Assignments and Participations:    The Lenders will be permitted to assign (a)
------------------------------     loans under the First Lien Term Loan Facility
                                   without the consent of (but with notice to) the Company (unless such assignment is to be made to certain ineligible assignees to be agreed, in which case the consent of the Company, not to be unreasonably withheld or delayed, shall be required) and (b) loans and commitments under the Revolving Facility with the consent of the Company, the Swingline
                                   Lender and the Issuing Bank, in each case, not to be unreasonably withheld or delayed;
                                   provided that such consent of the Company in the case of clause (a) or (b) shall not be required (i) if such assignment is made to another Lender or an affiliate of a Lender or
                                   (ii) after the occurrence and during the continuance of a Default. All assignments will require the consent of the Agent, not to be unreasonably withheld or delayed. Each assignment will be in an amount of an integral multiple of $1,000,000. Assignments will be by novation and will not be required to be pro rata between the First Lien
                                   Facilities.

                                   The Lenders will be permitted to sell
                                   participations in loans and commitments
                                   without restriction. Voting rights of
                                   participants shall be limited to matters in respect of (a) increases in commitments, (b) reductions of principal, interest or fees,
                                   (c) extensions of final maturity or scheduled amortization and (d) releases of guarantors (other than in connection with permitted asset sales) or all or substantially all of the Collateral.

Expenses and Indemnification:      The Company will indemnify the Arrangers,
----------------------------        the Agent, the Co-Syndication Agents, the
                                   Documentation Agent, the Lenders, their
                                   respective affiliates, successors and assigns and the officers, directors, employees, agents, advisors, controlling persons and members of each of the foregoing (each an "INDEMNIFIED PERSON") and hold them harmless from and against all reasonable out-of-pocket costs, expenses (including reasonable fees, disbursements and other charges of counsel) and liabilities of such Indemnified Person arising out of or relating to any claim or any litigation or other proceeding
                                   (regardless of whether such Indemnified

                                   Person is a party thereto) that relates to the Transactions, including the financing contemplated hereby, the Refinancing, the Acquisition or any transactions connected therewith, provided that no Indemnified Person will be indemnified for any cost, expense or liability to the extent determined in the final, non-appealable judgment of a court of competent jurisdiction to have resulted primarily from its gross negligence or willful misconduct. In addition, all out-of-pocket expenses (including, without limitation, fees, disbursements and other charges of counsel) of the Arrangers, the Agent, the Co-Syndication Agents, the Documentation Agent and the Lenders for enforcement costs and documentary taxes associated with the First Lien Facilities will be paid by the Company.

Governing Law and Forum:           New York.
-----------------------

Counsel to Agent and Arrangers:    Latham & Watkins LLP.
------------------------------

                                                                         ANNEX I

 Interest Rates:                   The interest rates under the First Lien
--------------                     Facilities will be as follows:

                                   Revolving Facility
                                   ------------------

                                   At the option of the Company, Adjusted LIBOR
                                    plus 2.50% or ABR plus 1.50%.

                                   First Lien Term Loan Facility
                                   -----------------------------

                                   At the option of the Company, Adjusted LIBOR plus 2.75% or ABR plus 1.75%.

                                   All First Lien Facilities
                                   -------------------------

                                   The Company may elect interest periods of 1, 2, 3 or 6 (or, if available to all Lenders, 9 or 12) months for Adjusted LIBOR borrowings.

                                   Calculation of interest shall be on the basis of the actual days elapsed in a year of 360 days (or 365 or 366 days, as the case may be, in the case of ABR loans based on the Prime
                                   Rate) and interest shall be payable at the end of each interest period and, in any event, at least every three months.

                                   ABR is the Alternate Base Rate, which is the higher of the Prime Rate and the Federal Funds Effective Rate plus 1/2 of 1.0%.

                                   Adjusted LIBOR will at all times include statutory reserves.

Letter of Credit Fee:              A per annum fee equal to the spread over
--------------------               Adjusted LIBOR under the Revolving Facility
                                   will accrue on the aggregate face amount of outstanding letters of credit under the Revolving Facility, payable in arrears at the end of each quarter and upon the termination of the Revolving Facility, in each case for the actual number of days elapsed over a 360-day year. Such fees shall be distributed to the Lenders participating in the Revolving Facility pro rata in accordance with the amount of each such Lender's Revolving Facility commitment. In addition, the Company shall pay to the Issuing Bank, for its own account, (a) a fronting fee equal to a percentage per annum to be agreed upon of the aggregate face amount of outstanding letters of credit, payable in arrears at the end of each quarter and upon the termination of the Revolving Facility, calculated based upon the actual number of days elapsed over a 360-day year, and (b) customary issuance and administration fees.

Commitment Fees on Undrawn         0.50% per annum on the undrawn portion of
--------------------------         the commitments in respect of the Revolving
Revolver:                          Facility payable quarterly in arrears after
--------                           the Closing Date and upon the termination of
                                   the commitments, calculated based on the number of days elapsed in a 360-day year.

Commitment Fees on Delayed         0.75% per annum on the undrawn portion of
--------------------------         the commitments in respect of the First Lien
Draw Term Loan:                    Term Loan Facility payable upon the drawing
--------------                     of such portion or the termination of the
                                   commitments for the First Lien Term Loan
                                   Facility, calculated based on the number of days elapsed in a 360-day year.


Changes in Interest Rate Margins:  The definitive credit documentation for the
--------------------------------   First Lien Facilities will contain provisions
                                   under which, from and after the date of
                                   delivery of the Company's financial
                                   statements for the fiscal quarter ending
                                   June 30, 2005, and so long as no default shall have occurred and be continuing, interest rate margins under the Revolving
                                   Facility will be subject to stepdowns in increments to be agreed upon based upon performance goals to be agreed upon.

                                                                      EXHIBIT B



                          AMERICAN LAWYER MEDIA, INC.
                          ---------------------------
           $78,500,000 Second Lien Senior Secured Term Loan Facility
           ---------------------------------------------------------
                  Summary of Principal Terms and Conditions(2)
                   ------------------------------------------


Company:                           Same as the First Lien Facilities
-------                            (the "COMPANY").

Sources and Uses:                  The approximate sources and uses of the
----------------                   funds necessary to consummate the
                                   Transactions are set forth in Exhibit C to the Commitment Letter.

Agent:                             General Electric Capital Corporation ("GE")
-----                              or another financial institution acceptable
                                   to the Arrangers and the Company, will act as sole and exclusive administrative agent and collateral agent (collectively, the
                                   "AGENT") for a syndicate of banks, financial institutions and other institutional lenders
                                   (together with CSFB, UBS and GE, the
                                   "LENDERS"), and will perform the duties
                                   customarily associated with such roles.

Joint Bookrunners and              Credit Suisse First Boston, acting through
---------------------              one or more of its branches or affiliates
Joint Lead Arrangers:              ("CSFB"), and UBS Securities LLC ("UBSS"
--------------------               and, together with CSFB, the "ARRANGERS")
                                   will act as joint bookrunners and joint lead arrangers for the Second Lien Facility, and will perform the duties customarily associated with such roles.

Co-Syndication Agents:             CSFB and UBSS (together, in such capacities,
---------------------              the "CO-SYNDICATION AGENTS").

Documentation Agent:               A financial institution (or two financial
-------------------                institutions) chosen by the Company and
                                   reasonably acceptable to the Arrangers and the Agent (the "DOCUMENTATION AGENT").

Facility:                          A second priority senior secured term loan
--------                           facility in an aggregate principal amount of
                                   $78,500,000 (the "SECOND LIEN FACILITY").

Purpose:                           The proceeds of the Second Lien Facility
-------                            will be used by the Company, on the date
                                   of the initial borrowing under the Second
                                   Lien Facility (the "CLOSING DATE"), together with the proceeds of the First Lien Term
                                   Loan Facility made available on the
                                   Closing Date and the Holdco Notes, (a) to consummate the Refinancing (it being understood that the Existing Company Notes not tendered prior to the

______________________

(2) All Capitalized terms used but not defined herein have the meaning given to them in the Commitment Letter to which this term sheet is attached, including Exhibit A thereto.

                                   Closing Date shall be redeemed within 45 days after the Closing Date with the proceeds of the Delayed Draw Term Loan), (b) to pay the Transaction Costs and (c) for general corporate purposes.

Availability:                      The full amount of the Second Lien Facility
------------                       must be drawn in a single drawing on the
                                   Closing Date. Amounts borrowed under the Second Lien Facility that are repaid or prepaid may not be reborrowed.

Interest Rates:                    As set forth on Annex I hereto.
--------------

Default Rate:                      The applicable interest rate plus 2.0% per
------------                       annum.

Final Maturity:                    The Second Lien Facility will mature on the
--------------                     date that is six years after the Closing
                                   Date. The Second Lien Facility will not
                                   amortize at any time prior to maturity.

Guarantees:                        All obligations of the Company under the
----------                         Second Lien Facility will be unconditionally
                                   guaranteed (the "GUARANTEES") by Holdings and by each existing and subsequently acquired or organized subsidiary of the Company (the "SUBSIDIARY Guarantors") that guarantees the obligations of the Company under the First Lien Facilities.

Security:                          The Second Lien Facility and the Guarantees
--------                           will be secured on a second priority basis
                                   by all of the collateral securing the First
                                   Lien Facilities (the "COLLATERAL").

                                   All the above-described pledges and security interests (including fee mortgages) shall be created on terms, and pursuant to documentation, reasonably satisfactory to the Agent, the Arrangers and the Lenders, and, subject to limited exceptions to be agreed upon, none of the Collateral shall be subject to any other pledges or security interests, other than the first-priority security interests in favor of the secured parties under the First Lien Facilities.

                                   The liens securing the Second Lien Facility will be second in priority to the liens securing the First Lien Facilities. The priority of the security interests in the Collateral and related creditors' rights will be set forth in intercreditor provisions included in the Collateral documents and reasonably acceptable to Holdings, the Company, the Agent, the Arrangers and the Lenders.

Mandatory Prepayments:             Subject to the order of prepayments set
---------------------              forth below, loans under the Second Lien
                                   Facility shall be prepaid with (a)

                                   50% of Excess Cash Flow (to be defined), with reductions to be agreed based upon achievement and maintenance of leverage ratios to be agreed, (b) 100% of the net cash proceeds of all asset sales or other dispositions of property by Holdings and its subsidiaries (including insurance and condemnation proceeds) (subject to exceptions and reinvestment provisions to be agreed upon), (c) 100% of the net cash proceeds of issuances of debt obligations of Holdings and its subsidiaries (subject to exceptions to be agreed upon) and (d) 50% (or at any time that a default shall be continuing, 100%) of the net cash proceeds of issuances of equity securities of Holdings and its subsidiaries, with reductions to be agreed based upon achievement and maintenance of leverage ratios to be agreed.

                                   The above-described mandatory prepayments shall be initially offered to the lenders under the First Lien Term Loan Facility. Each lender under the First Lien Term Loan Facility shall have the right to decline any mandatory prepayment of its loans, in which case the amount of such prepayment that is declined shall be re-offered to the other lenders under the First Lien Term Loan Facility which shall have accepted such payment and, if further declined, such amount shall be applied as set forth below. When there are no longer outstanding loans under the First Lien Term Loan Facility, or to the extent that any lender thereunder exercises its right to decline any mandatory prepayment as set forth above, such prepayments will be applied first, to prepay outstanding loans under the Revolving Facility; second, to cash collateralize outstanding letters of credit, in each case, with a corresponding permanent reduction of commitments under the Revolving Facility; and THIRD to prepay outstanding loans under the Second Lien Facility. Each Lender under the Second Lien Facility shall have the right to decline any mandatory prepayment of its Loans, in which case the amount of such prepayment that is declined shall be re-offered to the other Lenders under the Second Lien Facility which shall have accepted such payment and, if further declined, such amount may be retained by the Company.

Voluntary Prepayments:             Voluntary prepayments of borrowings under
---------------------              the Second Lien Facility will be permitted
                                   at any time, in minimum principal amounts to be agreed upon, subject to the payment of any applicable Prepayment Premium (as set forth under the heading "Prepayment Premium" in Annex I attached hereto), and subject to reimbursement of the

                                   Lenders' redeployment costs in the case of a prepayment of Adjusted LIBOR borrowings other than on the last day of the relevant interest period.

Representations and Warranties:    Usual for facilities and transactions of
------------------------------     this type (including customary carveouts,
                                   qualifications and other exceptions to be agreed) and others to be reasonably specified by the Agent and the Arrangers, including, without limitation, accuracy of financial statements and other information;
                                   no material adverse change; absence of
                                   material litigation; no violation of
                                   agreements or instruments; compliance with laws (including ERISA, margin regulations and environmental laws); payment of taxes;
                                   ownership of properties; inapplicability of the Investment Company Act and the Public
                                   Utility Holding Company Act; solvency;
                                   effectiveness of governmental approvals;
                                   labor matters; environmental and other
                                   regulatory matters; and validity, priority and perfection of security interests in the Collateral.

Conditions Precedent:              Usual for facilities and transactions of
--------------------               this type, those specified below and others
                                   to be reasonably specified by the Agent and the Arrangers, including, without limitation, delivery of reasonably satisfactory legal opinions, corporate documents and officers' and public officials' certifications; second-priority perfected security interests in the
                                   Collateral (free and clear of all liens
                                   other than those in favor of the First Lien
                                   Facilities and permitted liens to be
                                   agreed); execution of the Guarantees, which shall be in full force and effect; accuracy of representations and warranties in all material respects; absence of defaults, prepayment events or creation of liens under debt instruments or other agreements;
                                   evidence of authority; payment of reasonable out-of-pocket fees and expenses; and obtaining of reasonably satisfactory insurance.

                                   The initial borrowing under the Second Lien
                                   Facility will also be subject to the
                                   applicable conditions precedent set forth in Exhibit D to the Commitment Letter.

Affirmative Covenants:             Usual for facilities and transactions of
---------------------              this type (including customary carveouts,
                                   qualifications and other exceptions to be agreed) and others to be reasonably specified by the Agent and the Arrangers (to be applicable to Holdings, the Company and its subsidiaries), including, without limitation, maintenance of corporate existence and rights; appropriate separateness covenants; performance of obligations; delivery of financial statements, other financial information and information required under the Patriot Act; delivery of notices of default, litigation, ERISA events and material adverse change; maintenance of properties in good working order;
                                   maintenance of satisfactory insurance;
                                   maintenance of a rating of the Second Lien
                                   Facility by each of S&P and Moody's;
                                   compliance with laws in all material
                                   respects; inspection of books and
                                   properties; hedging arrangements
                                   satisfactory to the Agent and the Arrangers;
                                   redemption of any Existing Company Notes not tendered prior to the Closing Date; further assurances; continued perfection of security interests in existing and subsequently acquired Collateral; and payment of taxes.

Negative Covenants:                Usual for facilities and transactions of
------------------                 this type (including customary carveouts,
                                   qualifications and other exceptions to be agreed) and others to be reasonably specified by the Agent and the Arrangers (to be applicable to Holdings, the Company and its subsidiaries), including, without limitation, limitations on dividends on, and redemptions and repurchases of, capital stock and other restricted payments;
                                   limitations on prepayments, redemptions and repurchases of debt (other than loans under the First Lien Facilities or the Second Lien
                                   Facility and the redemption of Existing
                                   Company Notes not tendered prior to the
                                   Closing Date); limitations on liens and
                                   sale-leaseback transactions; limitations on loans and investments; limitations on debt, guarantees and hedging arrangements;
                                   limitations on mergers, acquisitions (other than Permitted Acquisitions to be agreed) and asset sales; limitations on transactions with affiliates (other than in connection with the Acquisition); limitations on changes in business conducted by Holdings and its subsidiaries; limitations on restrictions on ability of subsidiaries to pay dividends or make distributions;
                                   restrictions on activities of Holdings
                                   except to the extent relating to the
                                   ownership of the capital stock of the
                                   Company; and limitations on amendments of debt and other material agreements.

                                   The credit documentation for the Second Lien
                                   Facility shall permit the repurchase or
                                   redemption of up to $10,000,000 in aggregate principal amount of Holdco Notes, which amount shall be increased by 50% of annual net income for each fiscal year ending after the Closing Date beginning with the fiscal year ending December 31, 2005; provided that at the time of any such redemption or repurchase no default shall have occurred and be continuing and the Company shall have a ratio of First Lien Secured Debt to EBITDA to be agreed.

Selected Financial Covenants:      Usual for facilities and transactions of
----------------------------       this type (with financial definitions and
                                   levels to be agreed upon), including,
                                   without limitation, maximum ratios of Total
                                   Debt to EBITDA of the Company (which will be set at higher levels than the corresponding levels on the First Lien Facilities).

Events of Default:                 Usual for facilities and transactions of
-----------------                  this type and others to be reasonably
                                   specified by the Agent and the Arrangers, including, without limitation, nonpayment of principal, interest or other amounts;
                                   violation of covenants; incorrectness of representations and warranties in any material respect when made or deemed made;
                                   cross default and cross acceleration;
                                   bankruptcy; material judgments; ERISA
                                   events; and actual or asserted invalidity of guarantees or security documents, in each case subject to grace periods and thresholds to be agreed upon. The Second Lien Facility will cross-default to the First Lien
                                   Facilities if and only if a default
                                   thereunder is not cured or waived within a period to be agreed (subject to exceptions with respect to certain less significant defaults to be identified).

Change of Control:                 Each Lender under the Second Lien Facility
-----------------                  will be entitled to require the Company,
                                   and the Company must offer, to prepay the loans under Second Lien Facility held by such Lender at the price set forth under the heading "Prepayment Premium" in Annex I attached hereto, plus accrued interest, upon the occurrence of a Change of Control (to be defined).

Voting:                            Amendments and waivers of the definitive
------                             credit documentation will require the
                                   approval of Lenders holding more than 50% of the aggregate amount of the loans under the Second Lien Facility, except that the consent of each affected Lender shall be required with respect to, among other things, (a) reductions of principal, interest or fees, (b) extensions of final maturity and (c) releases of guarantors
                                   (other than in connection with permitted asset sales) or all or substantially all of the Collateral.

Cost and Yield Protection:         Usual for facilities and  transactions of
-------------------------          this type.

Assignments and Participations:    The Lenders will be permitted to assign
------------------------------     loans under the Second Lien Facility without
                                   the consent of (but with notice to) the
                                   Company (unless such assignment is to be made to certain ineligible assignees to be agreed, in which case the consent of the Company, not to be unreasonably withheld or delayed, shall be required);
                                   provided, that any such consent of the
                                   Company shall not be required after the
                                   occurrence and during the continuance of a Default. All assignments will require the consent of the Agent, not to be unreasonably withheld or delayed. Each assignment will be in an amount of an integral multiple of $1,000,000. Assignments will be by novation.

                                   The Lenders will be permitted to sell
                                   participations in loans without restriction.
                                   Voting rights of participants shall be
                                   limited to matters in respect of (a)
                                   reductions of principal, interest or fees,
                                   (b) extensions of final maturity and (c) releases of guarantors (other than in connection with permitted asset sales) or all or substantially all of the Collateral.

Expenses and Indemnification:      The Company will indemnify the Arrangers,
----------------------------       the Agent, the Co-Syndication Agents, the
                                   Documentation Agent, the Lenders, their
                                   respective affiliates, successors and
                                   assigns and the officers, directors,
                                   employees, agents, advisors, controlling persons and members of each of the foregoing
                                   (each an "INDEMNIFIED PERSON") and hold them harmless from and against all reasonable out-of-pocket costs, expenses (including reasonable fees, disbursements and other charges of counsel) and liabilities of such Indemnified Person arising out of or relating to any claim or any litigation or other proceeding (regardless of whether such Indemnified Person is a party thereto) that relates to the Transactions, including the financing contemplated hereby, the
                                   Refinancing, the Acquisition or any
                                   transactions connected therewith, provided that no Indemnified Person will be indemnified for any cost, expense or liability to the extent determined in the final, non-appealable judgment of a court of competent jurisdiction to have resulted primarily from its gross negligence or willful misconduct. In addition, all out-of-pocket expenses (including, without limitation, fees, disbursements and other charges of counsel) of the Arrangers, the Agent, the Co-Syndication Agents, the
                                   Documentation Agent and the Lenders for
                                   enforcement costs and documentary taxes
                                   associated with the Second Lien Facility will be paid by the Company.

Governing Law and Forum:           New York.
-----------------------

Counsel to Agent and Arrangers:    Latham & Watkins LLP.
------------------------------

                                                                        ANNEX I



Interest Rates:                    The interest rates under the Second Lien
--------------                     Facility will be as follows:

                                   At the option of the Company, Adjusted LIBOR plus 6.00% or ABR plus 5.00%.

                                   The Company may elect interest periods of 1, 2, 3 or 6 (or, if available to all Lenders, 9 or 12) months for Adjusted LIBOR borrowings.

                                   Calculation of interest shall be on the
                                   basis of the actual days elapsed in a year of 360 days (or 365 or 366 days, as the case may be, in the case of ABR loans based on the Prime Rate) and interest shall be payable at the end of each interest period and, in any event, at least every three months.

                                   ABR is the Alternate Base Rate, which is the higher of the Prime Rate and the Federal Funds Effective Rate plus 1/2 of 1.0%.

                                   Adjusted LIBOR will at all times include statutory reserves.

Prepayment Premium:                In the event all or any portion of the
------------------                 Second Lien Facility is voluntarily prepaid,
                                   mandatorily prepaid upon a Change of Control or mandatorily assigned by a non-consenting lender in connection with a matter requiring the consent of all lenders, prior to the second anniversary of the Closing Date, such prepayments shall be made at the following prices:

                                         Year 1             102%

                                         Year 2             101%

                                         Thereafter          Par